                                                                    Exhibit 10.2


                        AMENDMENT NO. 5 TO LOAN AGREEMENT
                                       and
                         AMENDMENT TO WARRANT AGREEMENT

                  AMENDMENT NO. 5 TO LOAN AGREEMENT and AMENDMENT TO WARRANT AGREEMENT dated as of May 6, 2002, among STUDENT ADVANTAGE, INC., a Delaware corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and RESERVOIR CAPITAL PARTNERS, L.P., a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Loan Agreement dated as of June 25, 2001 (as modified and supplemented and in effect on the date hereof, the "Loan Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower. The Borrower and the Lenders are also parties to a Warrant Agreement dated as of the same date (as modified and supplemented and in effect on the date hereof) (the "Warrant Agreement"). The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Loan Agreement and the Warrant Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 5, terms defined in the Loan Agreement are used herein as defined therein. References in the Loan Agreement (including references to the Loan Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Loan Agreement as amended hereby.

                  Section 2. Loan Agreement Amendments. The Loan Agreement is amended as follows:

                  (a) Section 2 of Amendment No. 3 is deleted.

                  (b) The definition of the term "Maturity Date" in Section 1.01 of the Loan Agreement shall be amended to read in its entirety as follows:

                  "Maturity Date" means July 1, 2003.

                  (c) Section 2.07(d) of the Loan Agreement is deleted.

                  (d) The total fee payable under Section 13 of Amendment No. 3 is fixed at $200,000, to be payable in the manner provided in the last sentence thereof on July 31, 2002, except that if $10,200,000 of principal and interest on the Term Loans has been repaid by that date, the fee shall be reduced to zero.


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                  (e) Section 7.10 of the Loan Agreement is deleted, and
         Defaults or Events of Default relating to such section 7.10 shall be waived.

                  (f) Section 2 of Amendment No. 4 is deleted. As soon as possible after July 1, 2002 (and in any event by August 1, 2002), and again on September 1, 2002, the Borrower shall repay to the Lenders $1,250,000 aggregate principal amount of Loans plus accrued interest in the order specified in Section 2.07(b)(iii) of the Loan Agreement. If by July 31, 2002 $10,200,000 of principal and interest on the Term Loans has been repaid, only the September 1, 2002 payment shall be required.

                  (g) If no Term Loans are outstanding on a Revolving Loan Interest Payment Date, interest on the Revolving Loans may be capitalized in the manner and subject to the provisos set forth in
         Section 2.09(c) of the Loan Agreement, except that for this purpose (i) "Non-PIK Event" shall mean that the Borrower's revenue for the most recent fiscal quarter was less than $10,000,000, and its Cash Flow for such quarter was negative, and (ii) the Borrower may in no event pay with Common Stock.

                  Section 3. Warrant Agreement Amendments.

                  (a) Anything in Section 6 of the Warrant Agreement to the contrary notwithstanding, the Put Right (as defined therein) may not be exercised before the earlier of (i) July 1, 2003 and (ii) the acceleration of the Loans pursuant to Article VIII of the Loan Agreements.

                  (b) Section 6 of Amendment No. 4 is deleted. The second paragraph of the Term Warrants with a Commencement Date of June 25, 2002 and June 25, 2003 is hereby replaced by the following:

                  "The number of Stock Units for which this Warrant is exercisable shall initially be zero but shall be adjusted on the 25th day of each month following the Commencement Date to equal (i) the number of Stock Units for which it was previously exercisable plus (ii) (A) [insert pro rata portion of Term Loans by Holder (aggregate is 41,666 2/3)] times (B) a fraction (x) the numerator of which is the average daily outstanding balance during such month of the Term Loans (as defined under the Loan Agreement) (including capitalized and accrued interest) and (y) the denominator of which is $10,000,000."

         If the Administrative Agent so requests, the Borrower will issue replacement Warrants reflecting the provisions of this Section.

                  (c) The Lenders agree that for purposes of the Warrant Agreement, assuming an offering, completed by May 31, 2002, of not less than $2,500,000 (aggregating all shares sold) at a blended average of not less than $0.75 per share of Common Stock and not more than 50% warrant coverage to the purchaser ( half with an exercise price of $0.75 per share and half with an exercise price of $1.00 per share), the shares of Common Stock to be sold under certain securities purchase agreements to be entered into on or about the date hereof shall not be "Additional Shares of Common Stock," (as defined in the


                                      -2-
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         Warrant Agreement) and that no adjustment to the number of shares of
         Common Stock comprising a Stock Unit (as defined in the Warrant Agreement) shall be required as a result of the issuance or deemed issuance of such shares.

                  Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article IV of the Loan Agreement and Section 3 of the Warrant Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV and Section 3 to "this Agreement" included reference to this Amendment, except as to subsequent issuances of warrants to Lender, stock options to employees and consultants of the Borrower, and the capital stock (section 4.14 of the Loan Agreement), the Borrower's receipt of certain correspondence dated April 26, 2002 from the Nasdaq Stock Market as to violations of certain marketplace rules by reason of the closing bid price of the Common Stock closing at less than $1.00 for 30 consecutive trading days, and acquisition and disposition transactions assented to previously by the Administrative Agent in writing.

                  Section 5. Conditions Precedent. This Amendment shall become effective as of the date hereof once it has been executed and delivered by each of the parties hereto and the Borrower shall have applied at least $5,200,000 to the prepayment of principal of and interest on Term Loans. This Amendment may not become effective after May 15, 2002.

                  Section 6. Documents. Prior to execution, the Administrative Agent has received the following documents:

                  (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Effective Date pursuant to the Loan Agreement) and of all corporate authority for each Obligor (including board of director resolutions and evidence of the incumbency of officers for each Obligor) with respect to the execution, delivery and performance of this Amendment and the Loan Agreement as amended hereby and the loans under the Loan Agreement as amended hereby and each other document to be delivered by each Obligor from time to time in connection with the Loan Agreement as amended hereby (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from each Obligor to the contrary).

                  (2) Other Documents. Such other documents as the Administrative Agent or any Lender or special counsel to the Lenders has reasonably requested.

                  Section 7. Miscellaneous. Except as herein provided, the Loan Agreement and Warrant Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. To the extent that any of the Loan Documents, the Warrant Agreement or any of the Warrants refers to the Loan Agreement or the Warrant Agreement, such reference shall mean the Loan Agreement or the Warrant Agreement as amended hereby.


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                            [Signature pages follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed by their respective authorized officers as of the day and year first above written.


                                       STUDENT ADVANTAGE, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President

                                       SUBSIDIARY GUARANTORS

                                       COLLEGE411.COM, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       STUDENT ADVANTAGE SECURITIES CORPORATION



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       SCHOLARAID.COM, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name:  Raymond V. Sozzi, Jr.
                                            Title: President



                                       THE DIGITAL PUBLISHING COMPANY, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name: Raymond V. Sozzi, Jr.
                                            Title: Chairman


                                       OFFICIAL COLLEGE SPORTS NETWORK, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name: Raymond V. Sozzi, Jr.
                                            Title: Chairman


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                                       U-WIRE, INC.



                                       By:  /s/ Raymond V. Sozzi, Jr.
                                            -----------------------------------
                                            Name: Raymond V. Sozzi, Jr.
                                            Title:  Chairman





                                       LENDERS

                                       RESERVOIR CAPITAL PARTNERS, L.P.,
                                            individually and as Administrative
                                            Agent

                                       By:    Reservoir Capital Group, L.L.C.,
                                              General Partner


                                       By:  /s/ Craig Huff
                                          ------------------------------------
                                          Name:  Craig Huff
                                          Title: President





                                       RESERVOIR CAPITAL ASSOCIATES L.P.

                                       By:    Reservoir Capital Group, L.L.C.,
                                              General Partner



                                       By:  /s/ Craig Huff
                                          ------------------------------------
                                          Name:  Craig Huff
                                          Title: President



                                       RESERVOIR CAPITAL MASTER FUND L.P.

                                       By:    Reservoir Capital Group, L.L.C.,
                                              General Partner



                                       By:  /s/ Craig Huff
                                          ------------------------------------
                                          Name:  Craig Huff
                                          Title: President


                                      -7-